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                                                                    EXHIBIT 1.3

                                                                Amendment No. 1

                                                                    FILED
                                                               JUL. 08, 2002
                                                           Registry of Companies
                                                          British Virgin Islands
                                                                   9:00 AM


                      INTERNATIONAL BUSINESS COMPANIES ACT
                                   (CAP. 291)

                                 Section 16(2)

Notice of amendment of Memorandum and Articles of Association

To:  Registrar of Companies

DESWELL INDUSTRIES INC.
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Name of Company

IBC NO. 101936
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We, HWR SERVICES LIMITED, of P.O. Box 71, Craigmuir Chambers, Road Town,
Tortola, Registered Agent of the above Company, hereby certify that the document annexed hereto is a true copy extract of the resolution of the Directors amending the Memorandum and Articles of Association of the above Company.

Dated this 8th day of July 2002.




/s/ [SIGNATURE ILLEGIBLE]
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Authorized Signatory for
HWR SERVICES LIMITED






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For official use
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                                                                    FILED
                                                               JUL. 08, 2002
                                                           Registry of Companies
                                                          British Virgin Islands
                                                                   9:00 AM


                            DESWELL INDUSTRIES INC.
                                (THE "COMPANY")

           CERTIFIED EXTRACT OF A RESOLUTION ADOPTED BY THE DIRECTORS
                   PURSUANT TO THE ARTICLES OF ASSOCIATION OF
                    THE COMPANY ON THE 8TH DAY OF JULY, 2002


AMENDMENT TO MEMORANDUM AND ARTICLES OF ASSOCIATION


RESOLVED, that, clauses 8 & 9 of the Company's Memorandum of Association, as amended to date, shall be amended by deleting each clause in its entirety and replacing it with the following:


                               AUTHORISED CAPITAL


8.  The authorised capital of the Company is US$200,000.

                    CLASSES, NUMBER AND PAR VALUE OF SHARES

9. The authorised capital is made up of one class and series of shares divided into 30,000,000 shares of US$0.00666.



                            /s/ [SIGNATURE ILLEGIBLE]
                         ------------------------------
                              HWR SERVICES LIMITED
                                Registered Agent